Overview - Additional Information (Details) $ in Millions	12 Months Ended
Mar. 31, 2019 USD ($)
Overview [Abstract]
Name of reporting entity	Infosys Limited
Description of nature of entity's operations and principal activities	Infosys Limited ('the Company' or Infosys) is a leading provider of consulting, technology, outsourcing and next-generation digital services, enabling clients to execute strategies for their digital transformation. Infosys strategic objective is to build a sustainable organization that remains relevant to the agenda of clients, while creating growth opportunities for employees and generating profitable returns for investors. Infosys strategy is to be a navigator for our clients as they ideate, plan and execute on their journey to a digital future.
Domicile of entity	India
Address of entity's registered office	Bengaluru, Karnataka, India
Approximate amount of right-of-use assets	$ 395
Net investment in sub-lease	60
Lease liabilities	$ 495